UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                                 7-Eleven, Inc.
             (Exact name of registrant as specified in its charter)

             Texas                    0-16626                     75-1085131
State or other jurisdiction of      Commission                   IRS Employer
         incorporation              File Number               Identification No.

                            2711 North Haskell Avenue
                            Dallas, Texas 75204-2906
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 828-7011


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Item 9. Regulation FD Disclosure.

On July 31, 2003, 7-Eleven, Inc. (the "Company") issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1. The information included in the attached Exhibit 99.1 and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     7-ELEVEN, INC.

Date: July 31, 2003

                                                     /s/ Edward W. Moneypenny
                                                     ------------------------
                                                     Edward W. Moneypenny
                                                     Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.            Description
         99.1                   Earnings Release dated July 31, 2003